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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 MARCH 17, 2003
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                             VALUEVISION MEDIA, INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        MINNESOTA                   0-20243                    41-1673770
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(State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)




      6740 SHADY OAK ROAD
     EDEN PRAIRIE, MINNESOTA                                        55344-3433
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(Address of principal executive offices)                            (Zip Code)


                        Telephone Number: (952) 943-6000
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              (Registrant's Telephone Number, Including Area Code)


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ITEM 5. OTHER EVENTS.

         On March 17, 2003, ValueVision Media, Inc. issued a press release, a copy of which is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits

              99 Press Release dated March 17, 2003.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 24, 2003             VALUEVISION MEDIA, INC.



                                  By /s/ Nathan E. Fagre
                                     -------------------------------------------
                                       Nathan E. Fagre
                                       Senior Vice President and General Counsel




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                                  EXHIBIT INDEX

No.      Description                                     Manner of Filing

99       Press Release dated March 17, 2003..............Filed Electronically